UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_]      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2014, the U.S. Treasury (“Treasury”) announced its intention to sell the Series A Fixed Rate Cumulative Perpetual Preferred Stock (the “Series A Preferred”) issued to Treasury by Porter Bancorp, Inc. (the "Company") in an upcoming public auction.

On November 21, 2014, Treasury notified the Company that Treasury had accepted bids to purchase all 35,000 outstanding shares of Series A Preferred from five bidders designated by the Company (the “Designated Bidders”).  The Designated Bidders include W. Glenn Hogan and Michael T. Levy, both directors of the Company, and Patriot Financial Partners L.P. for whom a third director of the Company, W. Kirk Wycoff, serves as a general partner. The sale of the Series A Preferred is expected to close on December 4, 2014.

The Company has entered into agreements with the Designated Bidders and three other accredited investors to exchange the 35,000 shares of Series A Preferred, including the right to receive approximately $7.4 million of accrued but unpaid dividends, and other securities of the Company for newly issued shares of the Company’s common stock and shares of newly designated series of the Company’s preferred stock, as more fully described in Item 5.03 below.  The exchange with the Designated Bidders (the “Exchange”) will become effective immediately after the Designated Bidders complete the purchase of the Series A Preferred from Treasury.

NASDAQ Rule 5635 requires shareholder approval when the total number of shares of common stock or securities convertible into common stock sold in a private placement would exceed 20% of the Company’s outstanding common stock.  In accordance with the NASDAQ Rule, the Company’s shareholders will be asked to approve proposals to authorize the conversion of each newly designated Series B Preferred Share into 100 common shares and the conversion of each newly designated Series D Preferred Share into 100 non-voting common shares (which are also convertible into common shares).  The Company expects to submit the proposals for shareholder approval during the first quarter of 2015.

Exchange Agreements

The Company entered into exchange agreements with the Designated Bidders and three other investors (the "Exchange Agreements"), which became effective when Treasury accepted the bids of the Designated Bidders on November 21, 2014.  The shares of capital stock to be issued by the Company and the securities to be tendered to the Company in the Exchange are as follows:

Surrendered to the Company:
•	35,000 shares, Series A Preferred Stock, stated value $1,000 per share, including rights to payment of approximately $7.4 million of accrued and unpaid dividends thereon.
•	317,042 shares Non-Voting Mandatorily Convertible Preferred Stock, Series C.
•	Warrants to purchase 760,871 non-voting common shares for $10.95 per share.

Issued by the Company:
•	1,821,428 common shares
•	40,536 shares of Convertible Perpetual Preferred Stock, Series B
•	64,580 shares of Convertible Perpetual Preferred Stock, Series D
•	6,198 shares of Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series E
•	4,304 shares of Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series F

The following table shows the securities to be exchanged and shares issued in the Exchange, including by W. Glenn Hogan and Michael T. Levy, both directors of the Company, and Patriot Financial Partners L.P. for whom a third director of the Company, W. Kirk Wycoff, serves as a general partner.

	Securities Exchanged			Shares Issued
	Series	Series	Warrants	Common	Series	Series	Series	Series
Name	A	C(1)	(2)	Stock	B(3)	D(4)	E	F

Patriot Financial	19,688	317,042	753,263	-	6,250	64,580	3,486	-

G. Hogan	5,000	-	-	-	17,143	-	885	1,405

M. Levy	750	-	-	257,143	-	-	133	211

Non-affiliates	9,562	-	43,478	1,564,285	17,143	-	1,694	2,688

Total	35,000	317,042	796,741	1,821,428	40,536	64,580	6,198	4,304

(1)	Convertible into 332,984 common shares.
(2)	Warrants to purchase common stock at $10.95 per share expire 9/16/2015.
(3)	Each share convertible into 100 shares.
(4)	Each share convertible into 100 common share equivalents.

The Company also granted “gross-up rights” to each Designated Bidder who beneficially owns at least 4.9% of the Company’s outstanding common shares for so long as the Designated Bidder continues to beneficially own at least 4.9% of the outstanding common shares. The gross-up rights entitle the holder, with respect to a future offering of the Company’s common shares or any securities that are convertible into common shares (“new securities”), to acquire from the Company up to the amount of new securities in the aggregate required to enable the holder to maintain its proportionate common stock-equivalent interest in the Company for the same price and on the same terms as the new securities are proposed to be offered to others. The gross-up rights are subject to exceptions for the issuance of securities (i) in connection with the Company’s employee stock incentive plans or (ii) as consideration in a merger, acquisition or similar transaction.  The gross-up rights expire three years after the date of the Exchange.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the proposals to authorize the conversion of the Series B Preferred Shares and the Series D Preferred Shares in accordance with NASDAQ Rule 5635. Information about the Company's directors and executive officers and their ownership of Company stock is set forth in the proxy statement for the Company's 2014 Annual Meeting of Shareholders.

Shareholders can obtain more information when the proxy statement relating to shareholder approval of the foregoing proposals becomes available.  This proxy statement, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC website at www.sec.gov.  Shareholders should read the proxy statement carefully, when it becomes available, before making any voting decision because it will contain important information.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.   The various rights, privileges and preferences of each newly designated series of Preferred Shares are summarized in Item 5.03 below.

The securities issued by the Company in the Exchange were issued in reliance upon an exemption from registration pursuant to Section 3(a)(9) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Private Placement described above, on November 19, 2014, the Board of Directors authorized the designation of four new series of preferred shares out of its available "blank check preferred shares " and authorized the issuance of the number of shares of each newly designated series set forth in the table below.

Series	Authorized Shares

Convertible Perpetual Preferred Stock, Series B	40,536

Convertible Perpetual Preferred Stock, Series D	64,580

Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series E	6,198

Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series F	4,304

On or before December 4, 2014, the Company will file Articles of Amendment to its Amended and Restated Articles of Incorporation which will set forth the respective rights, privileges and preferences of each of the four newly designated series.  The amendments are annexes to the form of Exchange Agreement included as Exhibit 10.1 to this Current Report.  Summaries of the various rights, privileges and preferences of each new series of Preferred Shares are set forth below.

Convertible Perpetual Preferred Stock, Series B (“Series B Preferred Shares”)

Ranking – The Series B Preferred Shares will rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up:

•	junior to the Company’s Series E Preferred Shares and Series F Preferred Shares; and
•	on a parity with the Company’s Series D Preferred Shares, common shares, Non-Voting Common Shares.

Mandatory Conversion Rights - The Series B Preferred Shares will automatically convert into common shares on the third business day after the date on which the Company's shareholders approve the conversion for purposes of Rule 5635 of the NASDAQ Stock Market Rules.  Each share of Series B Preferred will initially be convertible into 100 shares of common stock, subject to adjustment for certain events including stock splits, issuance of stock purchase rights to holders of rights or warrants to common stock, distributions, a self tender or exchange offer by the Company, stock rights plans, and certain other issuances of additional stock.

Dividends – Holders of Series B Preferred Shares are be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.  No dividend will be paid or authorized and set apart for payment on any Series B Preferred Shares for any period unless the Company has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend, on a common share equivalent basis, on the common shares and other shares ranking on a parity with the Series B Preferred Shares.

Liquidation Rights – After distribution in full of any preferential amount to be distributed to the holders of securities ranking senior to the Series B Preferred Shares, and subject to any other rights of the holders of senior securities to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Company, the holders of Series B Preferred Shares and any other shares ranking on a parity with the Series B Preferred Shares will be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Company, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of common share equivalents represented by the Series B Preferred Shares and other shares ranking on a parity with the Series B Preferred Shares held by each.

If the Company's assets are insufficient to pay to all outstanding Series B Preferred Shares and the corresponding amounts payable on any other shares ranking on a parity with the Series B Preferred, the holders of Series B Preferred Shares and such parity shares will share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Voting Rights – The Series B Preferred Shares have no voting rights except in the limited circumstances described below, or as required by law.

The vote or consent of holders of a majority of the outstanding Series B Preferred Shares are required for the Company to take the following actions:

•	To authorize stock senior to the Series B Preferred Shares with respect to payment of dividends and/or distribution of assets on liquidation, dissolution or winding up of the Company.
•
To approve any amendment, alteration or repeal of any provision governing the Series B Preferred Shares that would materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Shares.

None of the following will be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Shares:

•	any increase in the amount of the Company’s authorized but unissued Preferred Shares;
•	any increase in the amount of the Company’s authorized or issued Series B Preferred Shares; and
•
to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Company ranking equally with or junior to the Series B Preferred Shares either or both with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the Company.

Perpetual – The Series B Preferred Shares are perpetual and without maturity subject to conversion into common stock in certain circumstances.

Non-Redeemable – The Series B Preferred Shares are not redeemable at the option of the Company or the Series B Preferred Shareholders at any time.  The Series B Preferred Shares are not subject to any sinking fund or redemption, repurchase or retirement obligations.

Reorganization Event Rights – Upon the occurrence of a Reorganization Event (as defined below), the Series B Preferred Shares will convert into the kind of securities, cash and other property receivable by the holder in the Reorganization Event based on the number of common shares into which the Series B Preferred Shares would be convertible.

A "Reorganization Event" includes a merger or consolidation of the Company, a sale of more than 50% of the assets of the Company, a reclassification of the common stock of the Company or a statutory exchange of the outstanding Company common stock other than in a merger or consolidation.

Convertible Perpetual Preferred Stock, Series D (“Series D Preferred Shares”)

Ranking – The Series D Preferred Shares will rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up:

•	junior to the Company’s Series E Preferred Shares and Series F Preferred Shares; and
•	on a parity with the Company’s Series B Preferred Shares, common shares, and non-voting common shares.

Mandatory Conversion Rights - The Series D Preferred Shares will automatically convert into non-voting common shares on the third business day after the date on which the Company's shareholders approve the conversion for purposes of Rule 5635 of the NASDAQ Stock Market Rules.  Each share of Series D Preferred will initially be convertible into 100 non-voting common shares, subject to adjustment for certain events including stock splits, issuance of stock purchase rights to holders of rights or warrants to non-voting common stock, distributions, a self tender or exchange offer by the Company, stock rights plans, and certain other issuances of additional stock.

Dividends – Holders of Series D Preferred Shares are be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.  No dividend will be paid or authorized and set apart for payment on any Series D Preferred Shares for any period unless the Company has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend, on a common share equivalent basis, on the common shares and other shares ranking on a parity with the Series D Preferred Shares.

Liquidation Rights – After distribution in full of any preferential amount to be distributed to the holders of securities ranking senior to the Series D Preferred Shares, and subject to any other rights of the holders of senior securities to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Company, the holders of Series D Preferred Shares and any other shares ranking on a parity with the Series D Preferred Shares shall be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Company, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Share Equivalents represented by the Series D Preferred Shares and other shares ranking on a parity with the Series D Preferred Shares held by each.

If the Company's assets are insufficient to pay to all outstanding Series D Preferred Shares and the corresponding amounts payable on any other shares ranking on a parity with the Series D Preferred, the holders of Series D Preferred Shares and such parity shares shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Voting Rights – The Series D Preferred Shares have no voting rights except in the limited circumstances described below, or as required by law.

The vote or consent of holders of a majority of the outstanding Series D Preferred Shares are required for the Company to take the following actions:

•	To authorize stock senior to the Series D Preferred Shares with respect to payment of dividends and/or distribution of assets on liquidation, dissolution or winding up of the Company.
•
To approve any amendment, alteration or repeal of any provision governing the Series D Preferred Shares that would materially and adversely affect the special rights, preferences, privileges or voting powers of the Series D Preferred Shares.

None of the following will be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series D Preferred Shares:

•	any increase in the amount of the Company’s authorized but unissued Preferred Shares;
•	any increase in the amount of the Company’s authorized or issued Series D Preferred Shares; and
•
to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Company ranking equally with or junior to the Series D Preferred Shares either or both with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the Company.

Perpetual – The Series D Preferred Shares are perpetual and without maturity subject to conversion to common stock upon certain circumstances.

Non-Redeemable – The Series D Preferred Shares are not redeemable at the option of the Company or the Series D Preferred Shareholders at any time.  The Series D Preferred Shares are not subject to any sinking fund or redemption, repurchase or retirement obligations.

Reorganization Event Rights – Upon the occurrence of a Reorganization Event (as defined above), the Series D Preferred Shares will convert into the kind of securities, cash and other property receivable by the holder in the Reorganization Event based on the number of shares of non-voting common stock into which the Series D Preferred Shares would be convertible.

Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series E (“Series E Preferred Shares”)

Ranking

Dividends. With respect to the payment of dividends and distributions (other than distributions upon liquidation, dissolution or winding-up of the Corporation), the Series E Preferred Shares rank on a parity with the Series F Preferred Shares and senior to the Series B Preferred Shares, Series D Preferred Shares, common shares, and non-voting common shares.

Liquidation, Dissolution or Winding-up. With respect to the payment of distributions upon liquidation, dissolution or winding-up of the Corporation, the Series E Preferred Shares will rank senior to the Series F Preferred Shares, Series B Preferred Shares, Series D Preferred Shares, common shares, and non-voting common shares.

Conversion Rights. – None.

Non-cumulative Dividends. – Holders are entitled to receive, on a non-cumulative basis, cash dividends for each outstanding Series E Preferred Share, if, when and as authorized and declared by the Board of Directors, at the rate of 2% per annum and no more, out of funds legally available for the payment of dividends.

Liquidation Rights. – Upon the liquidation, dissolution or winding up of the Company, the holders of Series E Preferred Shares are entitled to a liquidation amount equal to $1,000 per Series E Preferred Share, plus an amount equal to any authorized and declared but unpaid dividends thereon, before any distribution of assets is made to the holders of the Series F Preferred Shares, Series B Preferred Shares, Series D Preferred Shares, common shares, and non-voting common shares. After payment of the full amount of such liquidating distributions, the holders of Series E Preferred Shares will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

If the Company's assets are insufficient to pay the full amount of the liquidation preference, then all of the assets to which they are entitled will be distributed pro rata among the holders of the Series E Preferred Shares.

Voting Rights – The Series E Preferred Shares have no voting rights, except in the limited circumstances described below, or as required by law.

The vote or consent of holders of a majority of the outstanding Series E Preferred Shares are required for the Company to take the following actions:

•	To authorize stock senior to the Series E Preferred Shares with respect to payment of dividends and/or distribution of assets on liquidation, dissolution or winding up of the Company.
•
To approve any amendment, alteration or repeal of any provision governing the Series D Preferred Shares that would materially and adversely affect the special rights, preferences, privileges or voting powers of the Series E Preferred Shares.

None of the following will be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series E Preferred Shares:

•	any increase in the amount of the Company’s authorized but unissued Preferred Shares;
•	any increase in the amount of the Company’s authorized or issued Series E Preferred Shares; or
•
to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Company ranking equally with or junior to the Series E Preferred Shares either or both with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the Company.

Perpetual – The Series E Preferred Shares are perpetual and without maturity.

Non-Redeemable -- The Series E Preferred Shares are not redeemable at the option of the Company or the Series E Preferred Shares holders at any time.  The Series E Preferred Shares are not subject to any sinking fund or redemption, repurchase or retirement obligations.

Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series F (“Series F Preferred Shares”)

Ranking

Dividends. With respect to the payment of dividends and distributions (other than distributions upon liquidation, dissolution or winding-up of the Corporation), the Series F Preferred Shares rank on a parity with the Series E Preferred Shares and senior to the Series B Preferred Shares, Series D Preferred Shares, common shares, and non-voting common shares.

Liquidation, Dissolution or Winding-up. With respect to the payment of distributions upon liquidation, dissolution or winding-up of the Corporation, the Series F Preferred Shares will rank junior to the Series E Preferred Shares and senior to the Series B Preferred Shares, Series D Preferred Shares, common shares, and non-voting common shares.

Conversion Rights. – None.

Non-cumulative Dividends. – Holders are entitled to receive, on a non-cumulative basis, cash dividends for each outstanding Series F Preferred Share, if, when and as authorized and declared by the Board of Directors, at the rate of 2% per annum and no more, out of funds legally available for the payment of dividends.

Liquidation Rights. – Upon the liquidation, dissolution or winding up of the Company, the holders of Series F Preferred Shares are entitled to a liquidation amount equal to $1,000 per Series F Preferred Share, plus an amount equal to any authorized and declared but unpaid dividends thereon, before any distribution of assets is made to the holders of the Series F Preferred Shares, Series B Preferred Shares, Series D Preferred Shares, common shares, and non-voting common shares. After payment of the full amount of such liquidating distributions, the holders of Series F Preferred Shares will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

If the Company's assets are insufficient to pay the full amount of the liquidation preference, then all of the assets to which they are entitled will be distributed pro rata among the holders of the Series F Preferred Shares.

Voting Rights. – The Series F Preferred Shares have no voting rights, except in the limited circumstances described below, or as required by law.

The vote or consent of holders of a majority of the outstanding Series F Preferred Shares are required for the Company to take the following actions:

•	To authorize stock senior to the Series F Preferred Shares with respect to payment of dividends and/or distribution of assets on liquidation, dissolution or winding up of the Company.
•
To approve any amendment, alteration or repeal of any provision governing the Series D Preferred Shares that would materially and adversely affect the special rights, preferences, privileges or voting powers of the Series F Preferred Shares.

None of the following will be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series F Preferred Shares:

•	any increase in the amount of the Company’s authorized but unissued Preferred Shares;
•	any increase in the amount of the Company’s authorized or issued Series F Preferred Shares; or
•
to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Company ranking equally with or junior to the Series F Preferred Shares either or both with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the Company.

Perpetual – The Series F Preferred Shares are perpetual and without maturity.

Non-Redeemable -- The Series F Preferred Shares are not redeemable at the option of the Company or the Series F Preferred Shares holders at any time.  The Series F Preferred Shares are not subject to any sinking fund or redemption, repurchase or retirement obligations.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1
Amendments setting forth the respective rights, privileges and preferences of the Company’s newly designated Series B, D, E and F Preferred Shares are annexes to the form of Exchange Agreement included as Exhibit 10.1

4.1
Amendments setting forth the respective rights, privileges and preferences of the Company’s newly designated Series B, D, E and F Preferred Shares are annexes to the form of Exchange Agreement included as Exhibit 10.1

10.1	Form of Exchange Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Porter Bancorp, Inc.

Date: November 24, 2014	By:	/s/ John T. Taylor
John T. Taylor
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1
Amendments setting forth the respective rights, privileges and preferences of the Company’s newly designated Series B, D, E and F Preferred Shares are annexes to the form of Exchange Agreement included as Exhibit 10.1

4.1
Amendments setting forth the respective rights, privileges and preferences of the Company’s newly designated Series B, D, E and F Preferred Shares are annexes to the form of Exchange Agreement included as Exhibit 10.1

10.1	Form of Exchange Agreement.